SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:   July 30, 1998


                    FIRST NATIONS FINANCIAL SERVICES COMPANY
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
          (State or other jurisdiction of incorporation or organization)

          333-1612               76-0481583
     (Commission  File  Number)     (IRS  Employer  Identification  Number)


                              C/O GARY N. PELEHATY
                           CHRISTIANA EXECUTIVE CAMPUS
                        220 CONTINENTAL DRIVE, SUITE 310
                           NEWARK, DELAWARE 19713-4314
                    (Address of principal executive offices)

                                 (800) 790-2474
              (Registrant's telephone number, including area code)










ITEM  4.       CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.
--------     ---------------------------------------------------

          In July, 1998, First Nations Financial Services, Inc. (the "Registrant") dismissed its former certified public accountants, Harper & Pearson Company ("Harper") who audited the Registrant's consolidated financial statements. The decision to dismiss Harper was recommended and approved by the Registrant's Board of Directors.

          Harper served as certified public accountants of the Registrant's financial statements for the year ended September 30, 1997 and the period from inception, November 16, 1995 to October 8, 1996. The report of Harper on the Registrant's consolidated financial statements for the year ended September 30, 1997 and period from inception, November 16, 1995 to October 8, 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

          In connection with its audits for the year ended September 30, 1997 and period from inception, November 16, 1995 to October 8, 1996, and during the fiscal year 1997 prior to Harper's dismissal, the Registrant had no disagreements with Harper on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Harper would have caused them to make reference thereto in their report on the consolidated financial statements for such years.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST  NATIONS  FINANCIAL  SERVICES,  INC.



By:  /s/Gary  N.  Pelehaty
     ---------------------
      Gary  N.  Pelehaty,  President


Dated:  July  30,  1998